U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report - July 26, 2004
                        (Date of earliest event reported)


                         EAST PENN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



        Pennsylvania                   0-50330                   65-1172823
        ------------                   -------                   ----------
(State or other Jurisdiction    (Commission File No.)     (IRS Employer
      of Incorporation)                                   Identification Number)


    731 Chestnut Street, Emmaus, PA                                      18049
   ----------------------------------                                   -------
(Address of principal executive offices)                              (Zip Code)


                                 (610) 965-5959
                                 --------------
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)






Item 1.  Changes in Control of Registrant.

         None

Item  2. Acquisition or Disposition of Assets.

         None

Item  3. Bankruptcy or Receivership

         None

Item  4. Changes in Registrant's Certifying Accountant.

         None

Item  5. Other Events and Regulation FD Disclosure.

         None

Item  6. Resignations of Registrant's Directors.

         None

Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits.

         (a) Financial Statements of Businesses Acquired.

             None

         (b) Pro Forma Financial Information.

             None

         (c) Exhibits:

             The following exhibits are furnished herewith:

             99.1 Press release, dated July 26, 2004, of East Penn Financial Corporation.

Item  8. Change in Fiscal Year.

         None



Item  9. Regulation FD Disclosure.

              On July 26, 2004, East Penn Financial Corporation issued a press release announcing the Board of Directors' approval of a semi-annual dividend payable August 31, 2004 to all shareholders of record as of August 4, 2004. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         None

Item 11. Temporary Suspension of Trading Under the Registrant's Employee Benefit Plans.

         None

Item 12. Results of Operations and Financial Condition.

         None

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 EAST PENN FINANCIAL CORPORATION
                                                          (Registrant)


Dated: July 26, 2004                             /s/ Brent L. Peters
                                                 -------------------------------
                                                 Brent L. Peters, President and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX




                                                                 PAGE NO. IN
                                                                   MANUALLY
EXHIBIT NO.                                                         SIGNED
ORIGINAL                                                           ORIGINAL
--------                                                           --------


99.1     Press release, dated July 26, 2004,                          6
         of East Penn Financial Corporation.